UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2020

Date of reporting period:  April 30, 2020

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Semi-Annual Report
April 30, 2020
(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.perrittcap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 1-800-332-3133 or by sending an e-mail request to info@perrittcap.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Funds, you can call the Funds toll-free at 1-800-332-3133 or send an e-mail request to info@perrittcap.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Semi-Annual Report
April 30, 2020
(Unaudited)

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	2
Performance	6
Ten Largest Common Stock Holdings	8
Allocation of Portfolio Investments	9

Perritt Ultra MicroCap Fund
From the Portfolio Managers	10
Performance	14
Ten Largest Common Stock Holdings	16
Allocation of Portfolio Investments	17

Perritt Funds
Schedules of Investments	18
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	30
Expense Example	38
Advisory Agreement Renewal	40
Directors and Officers	44
Information	47

Perritt MicroCap Opportunities Fund

Portfolio Manager’s Message

Michael Corbett,
Portfolio Manager

We hope this letter finds you and your families safe and well.  The COVID-19 outbreak presents an unprecedented medical, financial, and human challenge impacting every aspect of our lives.  Ensuring the safety and security of our employees, partners, and communities are our top priorities as we continue to serve our shareholders.  While the pandemic will be temporary, this crisis will have long-term implications for how we live, work, and interact.  This crisis pushed the economy to its first recession in more than 10-years, which has significantly impacted equity prices and the performance of the Perritt MicroCap Opportunities Fund (the Fund).  I will review the Fund’s recent performance later but let me address how we evaluated our portfolio companies with regard to this pandemic crisis.

This crisis has forced many businesses to shutdown or modify how they operate their businesses.  These moves led us to increase our level of due diligence that included phone calls and virtual conferences with management teams to access how they were adjusting to this new environment.  We are pleased to report that many of our holdings have handled the crises well, with most shifting to a work from home model, controlling costs when appropriate, and some seeing a benefit from new business.  Several of our companies were considered essential businesses while many others were able to adapt to a remote working environment.  Only a handful of our names, primarily consumer focused in nature, had to cease operations and those that did so remain well capitalized to weather the environment, in our view.  That said, we did exit several positions with weaker fundamentals.  From our own standpoint, having had a business continuity program in place for many years that included contingency plans for unexpected office shutdowns, we were able to seamlessly shift to a work from home model with full functionality.

For the semi-annual year ended April 30, 2020, the Perritt MicroCap Opportunities Fund lost 25.02%, which compares to the Russell Microcap Index loss of 13.32%.  The Fund and benchmark performance details can be found later in the report.  These results are certainly disappointing, but we believe these low equity prices are temporary due to the pandemic and remain confident in the long-term for these small companies.  The Fund’s underperformance to the benchmark is mostly due to our lack of investment within health care.  Our portfolio of investments within the health care sector declined more than 12% versus a 19.3% gain for health care stocks within the Russell Microcap Index.  The Russell Microcap Index has nearly 28% in health care which compares to our weight of less than 4%.  Health care was the only sector to post a positive gain for the Russell Microcap Index.  Our investments within the industrial sector also distracted from our performance relative to the benchmark.  Our industrial investments declined more than 29% versus a decline of approximately 25% for the benchmark.  On the positive side, our investments in financial services declined less than the financial services stock did within the benchmark.  We also have a lower weight in financial services versus the benchmark’s weight.

Perritt MicroCap Opportunities Fund

During the past six months, we sold 25 names from the portfolio.  Three companies were sold after receiving acquisition offers: Hemacare Corporation (HEMA), Omnova Solutions (OMN) and Primo Water (PRMW).  Primo Water acquisition did not get completed, but we managed to sell the stock before the deal collapsed.  Northeast Bank (NBN), Oppenheimer (OPY) and Pro-Dex (PDEX) were sold after their stocks reached our long-term price targets.  The remaining 19 companies were sold due to reporting disappointing operating results and poor outlook for their businesses.  These strategic sales were made so we have room to increase our investments within what we believe to be more attractive alternatives, which include health care, industrials, and materials.  We reinvested the proceeds in 16 companies in those industries.  The largest new investments are concentrated in industrials and health care.

As of April 30, 2020, the Fund’s portfolio contained the common stocks of 89 companies.  The Fund’s 10 largest holdings and detailed descriptions can be found on the following pages of this report.  Based on our earnings estimates, the Fund’s portfolio is trading at less than 16 times our 2020 earnings estimate.  Stocks in the portfolio are priced at slightly more than 1.0 times average revenue and the median market capitalization is approximately $141 million.  Finally, the average stock in the Fund is trading at 1.2 times book value and less than 9 times Enterprise Value to EBITDA (earnings before interest taxes depreciation and amortization).  The valuation characteristics for the MicroCap Opportunities Fund are significantly less than the Fund’s benchmark, the Russell Microcap Index.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  I have been a shareholder of the Fund for 30 years and have nearly half of my liquid investments in the Perritt Funds.  The Perritt team remains dedicated to investing in high quality micro-cap companies at attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Perritt MicroCap Opportunities Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

One cannot invest directly in an index.

Book Value is the net asset value of a company calculated as total assets minus intangible assets (patents, goodwill) and liabilities.

Enterprise Value is a measure of a company’s total value, often used as a more comprehensive alternative to equity market capitalization. EV includes in its calculation the market capitalization of a company but also short-term and long-term debt as well as any cash on the company’s balance sheet.

Enterprise value to EBITDA Equals market capitalization + preferred shares + minority interest + debt - total cash divided by EBITDA.

The semi-annual report must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	April 30, 2020

Perritt MicroCap Opportunities Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt MicroCap Opportunities Fund

Performance (Unaudited) (Continued)	April 30, 2020

Average Annual Total Returns*
Periods ended April 30, 2020 (Unaudited)

	Past	Past	Past	Past	Past
	1 Year	5 Years	10 Years	15 Years	25 Years

Perritt MicroCap Opportunities Fund	(26.95)%	(3.63)%	3.19%	4.02%	8.10%

Russell Microcap® Index	(16.75)%	(1.36)%	6.69%	5.42%	N/A
(reflects no deduction
for fees and expenses)

Russell 2000® Index	(16.39)%	2.88%	7.69%	7.04%	8.03%
(reflects no deduction
for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Silvercrest Asset Management Group Inc. (SAMG) is a wealth management firm that provides financial advisory and related family office services in the United States. The company serves ultra-high net worth individuals and families, as well as their trusts; endowments; foundations; and other institutional investors. It also manages funds of funds and other investment funds.

Northern Technology International, Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

Miller Industries, Inc. (MLR) engages in the manufacture and sale of towing and recovery equipment.  It offers wreckers, such as conventional tow trucks and recovery vehicles.  The company also provides transport trailers for moving multiple vehicles, auto auctions, car dealerships, leasing companies, and other similar applications.

Radiant Logistics, Inc. (RLGT) operates as a third-party logistics and multi-modal transportation services company primarily in the United States and Canada. The company offers domestic and international air and ocean freight forwarding services; and freight brokerage services, including truckload, less than truckload, and intermodal services.

IES Holdings, Inc. (IESC) engages in communications, commercial and industrial, infrastructure solutions, and residential businesses in the United States.

Spartan Motors, Inc. (SPAR) manufactures and assembles specialty vehicles for the commercial vehicle and recreational vehicle industries in the United States and internationally.

DLH Holdings Corp. (DLHC) provides healthcare and social services in the United States. It offers defense and veterans’ health solutions, including case management, physical and behavioral health examinations, and medical administration and logistics services.

DSP Group, Inc. (DSPG) a fabless semiconductor company, provides wireless, audio, voice, and AI chipsets for smart-enabled devices. It operates through three segments: Home, Unified Communications, and SmartVoice.

Legacy Housing Corp. (LEGH) builds, sells, and finances manufactured homes and tiny houses primarily in the southern United States. The company manufactures and provides for the transport of mobile homes; and offers wholesale financing to dealers and mobile home parks, as well as a range of homes.

PCTEL, Inc. (PCTI), together with its subsidiaries, delivers performance critical telecom solutions in the Asia Pacific, Europe, the Middle East, Africa, and the Americas. The company designs and manufactures precision antennas, which are used primarily in small cells, enterprise Wi-Fi access points, fleet management and transit systems, and in equipment and devices for the Industrial Internet of Things.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt MicroCap Opportunities Fund

Allocation of Portfolio Investments (Unaudited)	April 30, 2020

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Managers’ Message

Michael Corbett,	Matthew Brackmann,
Portfolio Manager	Portfolio Manager

The Perritt Ultra MicroCap Fund (the Fund) underperformed the Russell Microcap Index for the first six months of fiscal year 2020.  While relative performance showed improvements in the later part of the period, it did not overcome the underperformance experienced in the earlier months.  The pre-COVID activity in the microcap space saw a continuation of the prevailing themes that had held true last year.  Primarily a continued strength in growth-oriented, larger market cap names within the asset class.  These themes started to shift in the later portion of the period as value-oriented names began to outperform.  While it is too early to tell if this is a temporary shift in focus for investors or not, we are encouraged by the initial activity we have seen during the recovery in the markets since the lows in early April.

The advent of the COVID crisis along with the temporary shutdown of much of the country forced most of our companies to rapidly shift how they operate their businesses.  On our end, this led to a period of thorough due diligence that included frequent phone calls and virtual conferences with management teams to assess how they were adjusting to the new environment we all found ourselves dropped into. We are pleased to report that many of our holdings up to this time have handled the crisis well, with most shifting to a work from home model, controlling costs when appropriate, and some seeing a benefit from new business opportunities that have emerged since it began.  Several of our companies were considered essential businesses while many others were able to adapt to a remote working environment.  Only a handful of our names, primarily consumer focused in nature, had to cease operations and those that did so remain well capitalized to weather the environment, in our view.  That said, we did exit several positions with weaker fundamentals.  From our own standpoint, having had a business continuity program in place for many years that included contingency plans for unexpected office shutdowns, we were able to seamlessly shift to a work from home model with full functionality. The details of the performance for the Fund relative to its Index are as follows.

For the first half of fiscal year 2020 the Fund returned a -18.19% versus -13.32% for the Russell Microcap Index during the same period.  The Fund’s longer-term performance, as well as that of its index, can be found later in this report. The most significant detractor for the Fund’s performance relative to the index continued to be from its investments in the healthcare sector.  The names the fund holds in the healthcare space had an average loss of 10% versus an average gain of 19.26% for the index.  This was largely due to weakness in the Fund’s healthcare service providers while securities in the biotech subsector held in the index saw strong performance for the period.  The Fund continued to see positive contribution from its holdings in the Information technology sector with an average gain of 0.34% versus a loss of 7.47% for the Index.  The Fund actively maintains a higher weight in this sector

Perritt Ultra MicroCap Fund

with 25.5% of the Fund being invested in it versus 11.2% of the Index.  The fund also maintains an active underweight in the financial sector relative to the Index which proved beneficial once interest rates fell and names in that sector sold off.

During the first half of the fiscal year, we exited twenty-three positions and added five.  Six of these names were sold due to valuations having reached their targets.  The remaining names were exited due to weakness in their underlying fundamentals.  We exited or trimmed most of the investments in the financial sector due to weakness in that industry, as well as focused on adding to names that may have more stable revenue streams due to their customer base or essential business models.  The six names that were added included investments in names that we believe could benefit from the shifting climate.  Some highlights from the additions include Turtle Beach (HEAR), which manufactures headsets for online gaming and video chats and Trxade Group (MEDS) which operates a web-based pharmaceutical marketplace including a service to aid pharmacies in delivering prescriptions to consumers at home.

As of April 30, 2020, the Fund holds the common stock of 63 companies which is slightly lower than what we had reported in our last annual report.  This number is less than we have previously stated as optimal and we plan on adding names in a disciplined manner as the opportunity to do so presents itself.  At the start of the fiscal year, we exited a handful of positions for tax efficiency reasons and exited several positions as the COVID crisis developed later in the period.  Volatility has increased in markets around the world and we believe that periods of weakness will allow opportunities to purchase new names at attractive valuations and we will patiently do so.

Regarding current portfolio valuations, based on our earnings estimates, the Fund’s portfolio is trading at 17.4x forward price to earnings.  The median price to sales ratio is 1.26x, the median price to book is 1.22x and the trailing twelve-month price-to-earnings is 12.4x.  The median market cap for the Fund is at $82 million.  By comparison the Russell Microcap Index has a price to sales ratio of 1.23x, a price to book ratio of 1.65x and a trailing twelve-month price to earnings of 13.6x.  The median market cap for the Index is $177 million.  We like to point out the difference in market cap exposure between the two names as this illustrates the different focus of the two products as the Fund remains committed to investing in the smallest segment of the microcap space.

We want to genuinely thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  Each member of our investment committee, as well as many other employees have made continued investment in this Fund over the years and remain shareholders alongside all of you.  We also wish you and your loved ones well in this difficult environment we find ourselves in, as well as wish you continued good health.  If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll- free at (800) 331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matt Brackmann
Portfolio Manager

Perritt Ultra MicroCap Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance. Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the fund nor any of its representatives may give legal or tax advice.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.  One cannot invest directly in an index.

Price-to-Book (P/B) is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Sales (P/S) is a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.

Trailing Price-to Earnings (P/E) is calculated by taking the current stock price and dividing it by the trailing earnings per share (EPS) for the past 12 months.

Forward price-to-earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. The forecasted earnings used in the formula typically uses either projected earnings for the following 12 months or for the next full-year fiscal (FY) period.

The semi-annual report must be preceded or accompanied by a prospectus.  One cannot invest directly in an index.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	April 30, 2020

Perritt Ultra MicroCap Fund versus
Russell Microcap® Index and Russell 2000® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.  It is not possible to invest directly in an index.

Perritt Ultra MicroCap Fund

Performance (Unaudited) (Continued)	April 30, 2020

Average Annual Total Returns*
Periods ended April 30, 2020 (Unaudited)

	Past	Past	Past	Past
	1 Year	5 Years	10 Years	15 Years

Perritt Ultra MicroCap Fund	(26.51)%	(1.93)%	4.01%	3.95%

Russell Microcap® Index	(16.75)%	1.36%	6.69%	5.42%
(reflects no deduction for fees and expenses)

Russell 2000® Index	(16.39)%	2.88%	7.69%	7.04%
(reflects no deduction for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

Transcat, Inc. (TRNS) provides calibration and laboratory instrument services in North America and internationally. It operates in two segments, Service and Distribution.

Luna Innovations Inc. (LUNA) develops, manufactures, and markets fiber optic sensing, and test and measurement products worldwide. It operates in two segments, Products and Licensing, and Technology Development.

PCTEL, Inc. (PCTI), together with its subsidiaries, delivers performance critical telecom solutions in the Asia Pacific, Europe, the Middle East, Africa, and the Americas. The company designs and manufactures precision antennas, which are used primarily in small cells, enterprise Wi-Fi access points, fleet management and transit systems, and in equipment and devices for the Industrial Internet of Things.

Northern Technology International, Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical mechanical, military, retail consumer, and oil and gas markets.

Galaxy Gaming, Inc. (GLXZ) is a gaming company that designs, develops, manufactures, markets, acquires, and licenses proprietary casino table games and associated technology, platforms, and systems for the gaming industry.

Information Services Group, Inc. (III) is a leading global technology research and advisory firm committed to helping corporations, public sector organizations, and service and technology providers achieve operational excellence and faster growth.

AXT Inc. (AXTI) researches, develops, and produces compound and single element semiconductor substrates which sells its products through direct salesforce in the United States, China, and Europe, as well as through independent sales representatives and distributors in Japan, Taiwan, Korea, and internationally.

Immucell Corp. (ICCC) an animal health company, acquires, develops, manufactures, and sells products that enhance the health and productivity of dairy and beef cattle in the United States and internationally.

Turtle Beach Corp. (HEAR) operates as an audio technology company. It develops, commercializes, and markets gaming headset solutions for various platforms, including video game and entertainment consoles, handheld consoles, personal computers, and mobile and tablet devices under the Turtle Beach brand.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt Ultra MicroCap Fund

Allocation of Portfolio Investments (Unaudited)	April 30, 2020

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2020 (Unaudited)

Shares	COMMON STOCKS – 96.38%	Value

Administrative and
Support Services – 0.70%
41,900	Hudson
	Global, Inc.(a)	$398,050
		398,050

Aerospace & Defense – 1.39%
190,100	CPI
	Aerostructures, Inc.(a)	625,429
149,000	GSE Systems, Inc.(a)	156,450
		781,879

Auto Parts & Equipment – 5.38%
78,000	Miller Industries, Inc.	2,369,640
50,000	Motorcar Parts of
	America, Inc.(a)	667,921
		3,037,561

Biotechnology – 1.43%
10,000	BioSpecifics Technologies
	Corp.(a)	569,100
20,000	Opiant Pharmaceuticals,
	Inc.(a)	235,600
		804,700

Building Materials – 2.88%
80,000	BlueLinx
	Holdings, Inc.(a)	437,600
50,000	PGT Innovations,
	Inc.(a)	517,000
165,000	Tecnoglass, Inc.	666,600
		1,621,200

Business Services – 7.19%
17,114	BG Staffing, Inc.	207,935
225,042	CynergisTek, Inc.(a)	495,092
283,399	DLH Holdings Corp.(a)	1,587,034
76,514	GP Strategies Corp.(a)	609,052
322,000	Information Services
	Group, Inc.(a)	805,000
85,000	PFSweb, Inc.(a)	357,000
		4,061,113

Chemical & Related Products – 5.97%
25,000	Chembio
	Diagnostics, Inc.(a)	317,500
310,128	Northern Technologies
	International Corp.	2,524,442
90,000	Trecora Resources(a)	531,000
		3,372,942

Commercial Banks – 1.17%
16,000	Bankwell Financial
	Group, Inc.	244,000
25,500	Esquire Financial
	Holdings, Inc.(a)	418,710
		662,710
Commercial Services – 1.19%
47,000	TriState Capital
	Holdings, Inc.(a)	668,340
		668,340

Computer and Electronic
Product Manufacturing – 0.73%
27,500	Coda Octopus
	Group, Inc.(a)	167,750
50,000	Powerfleet, Inc.(a)	240,000
		407,750

Construction & Engineering – 6.70%
48,241	Gencor Industries,
	Inc.(a)	584,681
280,000	Hill International,
	Inc.(a)	630,000
106,500	IES Holdings, Inc.(a)	2,103,375
123,200	Limbach Holdings,
	Inc.(a)	383,152
3,000	Willdan Group, Inc.(a)	76,080
		3,777,288

Consumer Goods – 1.55%
130,000	New Age Beverages
	Corp.(a)	183,300
70,000	Turtle Beach Corp.(a)	688,100
		871,400

Consumer Products –
Manufacturing – 1.52%
30,000	Delta Apparel, Inc.(a)	386,400
54,000	Superior Group of
	Cos., Inc.	470,880
		857,280

Consumer Services – 0.52%
13,000	Trxade Group, Inc.(a)	101,400
57,569	ZAGG, Inc.(a)	189,978
		291,378

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2020 (Unaudited)

Shares		Value

Data Processing, Hosting
and Related Services – 1.98%
140,000	Limelight Networks,
	Inc.(a)	$709,800
35,000	Ooma, Inc.(a)	408,100
		1,117,900

Electronic Equipment
& Instruments – 2.13%
35,000	Bel Fuse, Inc. – Class B	261,100
93,789	Identiv, Inc.(a)	302,938
160,000	Richardson Electronics
	Ltd.	640,000
		1,204,038

Engineering & Construction – 0.70%
190,600	Infrastructure & Energy
	Alternatives, Inc.(a)	396,448
		396,448

Financial Services – 8.83%
46,000	First Internet Bancorp	722,200
40,000	Hennessy Advisors, Inc.	319,200
250,711	Silvercrest Asset
	Management Group,
	Inc. – Class A	2,552,238
200,000	Sprott, Inc.(c)	490,000
537,957	U.S. Global Investors,
	Inc. – Class A	893,009
		4,976,647

Food – 1.68%
12,000	Farmer Brothers Co.(a)	110,880
75,000	Landec Corp.(a)	836,250
		947,130

Gold – 2.75%
135,000	Fortuna Silver Mines,
	Inc.(a)(c)	405,000
160,000	Gold Resource Corp.	660,800
495,000	McEwen Mining, Inc.(a)	476,635
		1,542,435

Healthcare Services – 0.26%
8,793	InfuSystem Holdings,
	Inc.(a)	105,956
7,000	MTBC, Inc.(a)	43,260
		149,216

Home Builder – 0.82%
52,000	Green Brick Partners,
	Inc.(a)	463,320
		463,320
Housing – 2.08%
120,000	Legacy Housing
	Corp.(a)	1,173,600
		1,173,600

Industrial – 3.00%
120,000	Spartan Motors, Inc.	1,690,800
		1,690,800

IT/Software – 0.89%
90,000	Majesco(a)	502,200
		502,200

Leisure – 1.09%
101,000	Century Casinos,
	Inc.(a)	458,035
180,000	Galaxy Gaming, Inc.(a)	154,800
		612,835

Machinery Manufacturing – 0.93%
40,000	Graham Corp.	524,000
		524,000

Medical Supplies & Services – 1.43%
5,000	Addus HomeCare
	Corp.(a)	405,100
20,000	Biomerica, Inc.(a)	150,200
19,000	IntriCon Corp.(a)	250,800
		806,100
Motion Pictures and Sound
Recording Industries – 0.52%
469,405	WildBrain, Ltd.(c)	293,519
		293,519

Oil & Gas – 0.51%
97,500	Evolution Petroleum
	Corp.	289,575
		289,575

Oil & Gas Services – 1.68%
200,000	Energy Fuels, Inc.(a)(c)	356,000
756,791	Profire Energy, Inc.(a)	586,513
		942,513

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2020 (Unaudited)

Shares		Value

Semiconductor Related Products – 4.88%
150,000	AXT, Inc.(a)	$829,500
70,000	DSP Group, Inc.(a)	1,207,500
60,000	Photronics, Inc.(a)	717,000
		2,754,000

Software – 6.51%
65,000	American Software,
	Inc. – Class A	1,071,200
75,000	Asure Software, Inc.(a)	462,000
7,000	Cardlytics, Inc.(a)	314,650
65,000	Finjan Holdings, Inc.(a)	79,950
41,576	GlobalSCAPE, Inc.	387,488
115,000	Immersion Corp.(a)	800,400
100,000	Zix Corp.(a)	548,000
		3,663,688

Specialty Manufacturing – 5.97%
25,000	Federal Signal Corp.	673,250
44,000	LB Foster Co. –
	Class A(a)	633,160
90,000	LSI Industries, Inc.	558,000
117,005	Manitex International,
	Inc.(a)	468,020
24,000	Northwest Pipe Co.(a)	583,680
33,000	Verso Corp. –
	Class A(a)	458,370
		3,374,480

Telecommunications – 3.93%
300,000	Ceragon Networks,
	Ltd.(a)(c)	696,000
34,000	Digi International,
	Inc.(a)	385,900
166,000	PC-Tel, Inc.	1,133,780
		2,215,680

Transportation – 3.94%
520,000	Radiant Logistics,
	Inc.(a)	2,225,600
		2,225,600

Utilities – 0.55%
30,000	Pure Cycle Corp.(a)	308,100
		308,100

Waste Management &
Remediation Services – 0.99%
92,688	Perma-Fix Environmental
	Services, Inc.(a)	556,128
		556,128
	TOTAL COMMON
	STOCKS
	(Cost $57,249,566)	$54,343,543

	SHORT-TERM
	INVESTMENTS – 2.80%

Money Market Funds – 2.79%
1,576,289	First American Government
	Obligations Fund,
	Class X, 0.26%(b)	$1,576,289
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $1,576,289)	$1,576,289
	Total Investments
	(Cost $58,825,855) –
	99.18%	$55,919,832
	Other Assets in Excess of
	Liabilities – 0.82%	463,315
	TOTAL NET ASSETS –
	100.00%	$56,383,147

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown is the seven-day yield as of April 30, 2020.
(c)	Foreign issued security.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	April 30, 2020 (Unaudited)

Shares	COMMON STOCKS – 94.00%	Value

Administrative and
Support Services – 0.79%
10,000	Hudson Global, Inc.(a)	$95,000
		95,000

Aerospace & Defense – 1.10%
40,000	CPI Aerostructures,
	Inc.(a)	131,600
		131,600

Biotechnology – 1.73%
17,500	Opiant Pharmaceuticals,
	Inc.(a)	206,150
		206,150

Building Materials – 1.52%
45,000	Tecnoglass, Inc.	181,800
		181,800

Business Services – 20.28%
12,500	BG Staffing, Inc.	151,875
100,336	CynergisTek, Inc.(a)	220,739
130,000	DLH Holdings Corp.(a)	728,000
120,000	Information Services
	Group, Inc.(a)	300,000
18,000	Issuer Direct Corp.(a)	167,400
60,000	Medicine Man
	Technologies, Inc.(a)	117,000
100,000	Support.com, Inc.	143,000
14,600	Transcat, Inc.(a)	410,114
25,000	USA Technologies,
	Inc.(a)	183,750
		2,421,878

Chemical & Related Products – 2.73%
40,000	Northern Technologies
	International Corp.	325,600
		325,600

Computer & Electronic
Product Manufacturing – 3.70%
50,000	PC-Tel, Inc.	341,500
720,000	Singing Machine
	Co., Inc.(a)	100,800
		442,300

Computer and Electronic
Product Manufacturing – 4.22%
15,000	Airgain, Inc.(a)	121,350
50,000	Luna Innovations, Inc.(a)	381,500
		502,850

Computers & Electronics – 1.68%
10,000	Napco Security
	Technologies, Inc.(a)	200,400
		200,400

Construction & Engineering – 1.52%
15,000	Gencor Industries,
	Inc.(a)	181,800
		181,800

Consumer Goods – 6.04%
50,828	Jerash Holdings
	US, Inc.	238,892
20,000	Natural Alternatives
	International, Inc.(a)	138,000
70,000	New Age Beverages
	Corp.(a)	98,700
25,000	Turtle Beach Corp.(a)	245,750
		721,342

Consumer Services – 2.32%
25,000	Trxade Group, Inc.(a)	195,000
25,000	ZAGG, Inc.(a)	82,500
		277,500

Diversified Financials – 1.63%
27,500	Safeguard Scientifics,
	Inc.	194,975
		194,975

Electronic Equipment
& Instruments – 1.84%
31,000	Identiv, Inc.(a)	100,130
30,000	Iteris, Inc.(a)	119,700
		219,830

Energy & Related Services – 0.75%
92,903	Mitcham Industries,
	Inc.(a)	89,187
		89,187

Environmental Services – 1.61%
160,000	Quest Resource Holding
	Corp.(a)	192,000
		192,000

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2020 (Unaudited)

Shares		Value

Financial Holding Company – 1.10%
38,000	CCUR Holdings, Inc.	$132,050
		132,050

Financial Services – 3.37%
17,349	AMREP Corp.(a)	83,969
17,500	Hennessy Advisors, Inc.	139,650
17,500	Silvercrest Asset
	Management Group,
	Inc. – Class A	178,150
		401,769

Health Care – 1.17%
60,000	Rockwell Medical
	Technologies, Inc.(a)	139,800
		139,800

Leisure – 4.22%
40,000	Century Casinos,
	Inc.(a)	181,400
375,000	Galaxy Gaming, Inc.(a)	322,500
		503,900

Machinery Manufacturing – 0.55%
5,000	GRAHAM Corp.	65,500
		65,500

Medical Supplies & Services – 6.18%
25,000	Biomerica, Inc.(a)	187,750
75,000	Check Cap, Ltd.(a)(d)	37,282
400,000	First Choice Healthcare
	Solutions, Inc.(a)	28,000
10,000	Lakeland Industries,
	Inc.(a)	136,200
60,000	Sensus Healthcare,
	Inc.(a)	150,000
18,500	Taylor Devices, Inc.(a)	198,875
		738,107

Oil & Gas Services – 1.21%
186,677	Profire Energy, Inc.(a)	144,675
		144,675

Pharmaceuticals – 2.28%
60,000	ImmuCell Corp.(a)	271,800
		271,800

Professional, Scientific, and
Technical Services – 1.32%
200,190	CUI Global, Inc.(a)	158,150
		158,150

Real Estate Investment Trusts – 1.60%
25,495	Global Self Storage,
	Inc.	101,215
40,000	Sachem Capital Corp.	90,000
		191,215

Retail – 0.32%
90,000	Superior Drilling
	Products, Inc.(a)	38,205
		38,205

Semiconductor Related Products – 3.87%
40,000	AXT, Inc.(a)	221,200
14,000	DSP Group, Inc.(a)	241,500
		462,700

Software – 3.49%
30,000	Asure Software, Inc.(a)	184,800
20,000	GlobalSCAPE, Inc.	186,400
20,000	NetSol Technologies,
	Inc.(a)	45,400
		416,600

Specialty Manufacturing – 6.31%
60,000	Data I/O Corp.(a)	172,800
25,000	GSI Technology, Inc.(a)	193,250
50,000	Gulf Island
	Fabrication, Inc.(a)	151,000
5,500	UFP Technologies,
	Inc.(a)	236,500
		753,550

Telecommunications – 1.57%
263,910	Mobivity Holdings
	Corp.(a)	187,376
		187,376

Utilities – 1.98%
22,000	Global Water
	Resources, Inc.	236,500
		236,500
	TOTAL COMMON
	STOCKS
	(Cost $12,706,036)	$11,226,109

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2020 (Unaudited)

Contracts	WARRANTS – 0.00%	Value

Medical Supplies & Services – 0.00%
	Titan Medical, Inc.
250,000	Expiration: 08/10/2023,
	Exercise Price
	$3.20(a)(b)	$0
	TOTAL WARRANTS
	(Cost $85,000)	$0

Shares	SHORT-TERM
	INVESTMENTS – 6.01%

Money Market Funds – 6.01%
718,127	First American Government
	Obligations Fund,
	Class X, 0.26%(c)	$718,127
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $718,127)	$718,127
	Total Investments
	(Cost $13,509,163) –
	100.01%	$11,944,236
	Liabilities in Excess
	of Other
	Assets – (0.01)%	(1,470)
	TOTAL NET ASSETS –
	100.00%	$11,942,766

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
The price for this security was derived from an estimate of fair value using methods approved by the Fund’s Board of Directors. This security represents $0 of market value or 0% of net assets.This security was classified as Level 2 and is deemed to be illiquid.

(c)	Variable rate security; the rate shown is the seven-day yield as of April 30, 2020.
(d)	Foreign issued security.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

April 30, 2020 (Unaudited)

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Assets:
Investments at value	$55,919,832	$11,944,236
Receivable for investments sold	792,171	78,756
Receivable for fund shares issued	803	—
Dividends and interest receivable	3,092	69
Prepaid expenses	29,030	9,079
Total Assets	56,744,929	12,032,140

Liabilities:
Payable for investments purchased	227,726	18,374
Payable for fund shares purchased	22,282	23,393
Payable to Officer & directors	568	568
Payable to Advisor	41,430	11,134
Payable to Custodian	2,935	1,430
Payable to Auditor	—	8,718
Payable to Transfer Agent	—	8,095
Accrued expenses & other liabilities	66,841	17,662
Total Liabilities	361,782	89,374
Net Assets	$56,383,147	$11,942,766

Net Assets Consist of:
Capital Stock	$56,128,639	$14,809,473
Total Distributable Earnings	254,508	(2,866,707)
Total Net Assets	$56,383,147	$11,942,766
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000
Outstanding	3,376,051	1,141,105
Net Assets	$56,383,147	$11,942,766
Net asset value and offering price per share	$16.70	$10.47
Cost of Investments	$58,825,855	$13,509,163

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Period Ended April 30, 2020 (Unaudited)

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Investment Income:
Dividend Income	$375,682	$241,060
Less: Foreign taxes withheld and issuance fees	2,678	—
Interest income	15,059	5,569
Total investment income	393,419	246,629

Expenses:
Investment advisory fee	414,558	129,802
Shareholder servicing	74,049	31,980
Administration fee	45,226	17,692
Fund accounting expenses	30,118	11,601
Officer & directors’ fees & expenses	24,247	23,519
Professional fees	18,444	16,284
Federal & state registration fees	16,522	13,562
Printing & mailing fees	6,271	2,876
Custodian fees	6,320	3,386
Other expense	7,879	4,905
Total expenses	643,634	255,607
Net investment loss	(250,215)	(8,978)

Realized and Unrealized Loss on Investments:
Net realized gain/(loss) on investments	4,602,640	(986,045)
Change in unrealized depreciation on investments	(27,633,647)	(2,845,812)
Net realized and unrealized loss on investments	(23,031,007)	(3,831,857)
Net decrease in net assets resulting from operations	$(23,281,222)	$(3,840,835)

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the
	Period Ended	For the
	April 30, 2020	Year Ended
	(Unaudited)	October 31, 2019
Operations:
Net investment loss	$(250,215)	$(633,786)
Net realized gain on investments	4,602,640	5,453,377
Net change in unrealized
appreciation/(depreciation) on investments	(27,633,647)	(16,914,277)
Net decrease in net assets resulting from operations	(23,281,222)	(12,094,686)
Dividends and Distributions to Shareholders:
Distributable Earnings	(3,593,867)	(18,138,199)
Total dividends and distributions	(3,593,867)	(18,138,199)
Capital Share Transactions:
Proceeds from shares issued	2,546,313	21,918,304
Reinvestment of distributions	3,508,721	17,256,354
Cost of shares redeemed	(30,673,199)	(61,772,857)
Redemption fees	1,769	7,758
Net increase/(decrease) in net assets
from capital share transactions	(24,616,396)	(22,590,443)
Total Decrease in Net Assets	(51,491,485)	(52,823,328)
Net Assets
Beginning of the period/year	107,874,632	160,697,960
End of the period/year	$56,383,147	$107,874,632
Capital Share Transactions:
Shares sold	143,266	916,801 [1]
Shares issued on reinvestment of distributions	163,424	713,425
Shares redeemed	(1,596,774)	(2,669,226)
Net increase/(decrease) from capital share transactions	(1,290,084)	(1,039,000)

[1]	Includes 212,431 shares valued at $5,434,552 for all 347,735 of the shares outstanding of the Perritt Low Priced Stock Fund on February 22, 2019. See note 13 for additional detail.

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the
	Period Ended	For the
	April 30, 2020	Year Ended
	(Unaudited)	October 31, 2019
Operations:
Net investment loss	$(8,978)	$(405,697)
Net realized gain on investments	(986,045)	52,203
Net change in unrealized
appreciation/depreciation on investments	(2,845,812)	(5,266,983)
Net decrease in net assets resulting from operations	(3,840,835)	(5,620,477)

Dividends and Distributions to Shareholders:
Distributable Earnings	(52,220)	(4,253,625)
Total dividends and distributions	(52,220)	(4,253,625)

Capital Share Transactions:
Proceeds from shares issued	607,546	3,712,481
Reinvestment of distributions	50,758	4,056,631
Cost of shares redeemed	(18,976,695)	(24,785,948)
Redemption fees	133	2,664
Net increase/(decrease) in net assets
from capital share transactions	(18,318,258)	(17,014,172)
Total Decrease in Net Assets	(22,211,313)	(26,888,274)

Net Assets
Beginning of the period/year	34,154,079	61,042,353
End of the period/year	$11,942,766	$34,154,079

Capital Share Transactions:
Shares sold	49,406	265,911
Shares issued on reinvestment of distributions	4,028	289,968
Shares redeemed	(1,578,138)	(1,798,636)
Net increase from capital share transactions	(1,524,704)	(1,242,757)

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the period/year

	For the Six
	Months Ended
	April 30,	For the Years Ended October 31,
	2020	2019	2018	2017	2016	2015
	(Unaudited)
Net asset value,
beginning of period/year	$23.12	$28.17	$38.59	$34.18	$32.52	$36.00
Income/(loss) from investment operations:
Net investment income (loss)[2]	(0.21)	(0.11)	(0.20)	(0.15)	0.13	0.04
Net realized and unrealized
gain (loss) on investments	(5.41)	(1.74)	(1.83)	7.94	2.06	(1.10)
Total from investment operations	(5.62)	(1.85)	(2.03)	7.79	2.19	(1.06)
Less dividends and distributions:
From net investment income	—	—	—	(0.09)	—	—
From net realized gains	(0.80)	(3.20)	(8.39)	(3.29)	(0.53)	(2.42)
Total dividends and distributions	(0.80)	(3.20)	(8.39)	(3.38)	(0.53)	(2.42)
Redemption fees[2,3]	—	—	—	—	—	—
Net asset value, end of period/year	$16.70	$23.12	$28.17	$38.59	$34.18	$32.52
Total return[1]	(25.02%)[5]	(6.80%)	(5.89%)	24.20%	6.85%	(3.07%)
Supplemental data and ratios:
Net assets, end of period/year
(in thousands)	$56,383	$107,875	$160,698	$225,445	$262,268	$372,768
Ratio of net expenses
to average net assets	1.55%[4]	1.38%	1.28%	1.23%	1.23%	1.21%
Ratio of net investment income (loss)
to average net assets	(2.09%)[4]	(0.48%)	(0.63%)	(0.41%)	0.41%	0.12%
Portfolio turnover rate	9.8%[5]	22.1%	14.0%	18.0%	6.2%	20.7%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the year.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the period/year

	For the Six
	Months Ended
	April 30,	For the Years Ended October 31,
	2020	2019	2018	2017	2016	2015
	(Unaudited)
Net asset value,
beginning of period/year	$12.81	$15.62	$18.49	$15.46	$14.39	$16.79
Income/(loss) from investment operations:
Net investment income (loss)[2]	(0.11)	(0.12)	(0.17)	(0.18)	0.07	(0.06)
Net realized and unrealized
gain (loss) on investments	(2.21)	(1.60)	(0.77)	3.94	1.22	(0.06)
Total from investment operations	(2.32)	(1.72)	(0.94)	3.76	1.29	(0.12)
Less dividends and distributions:
From net realized gains	(0.02)	(1.09)	(1.93)	(0.73)	(0.22)	(2.29)
Total dividends and distributions	(0.02)	(1.09)	(1.93)	(0.73)	(0.22)	(2.29)
Redemption fees[2]	— [3]	— [3]	— [3]	— [3]	— [3]	0.01
Net asset value, end of period/year	$10.47	$12.81	$15.62	$18.49	$15.46	$14.39
Total return[1]	(18.19%)[5]	(11.54%)	(5.73%)	25.27%	9.11%	(0.82%)
Supplemental data and ratios:
Net assets, end of period/year
(in thousands)	$11,943	$34,154	$61,042	$69,636	$54,336	$60,053
Ratio of net expenses
to average net assets	2.46%[4]	1.83%	1.71%	1.70%	1.77%	1.75%
Ratio of net investment income (loss)
to average net assets	(3.63%)[4]	(0.85%)	(0.99%)	(1.07%)	0.48%	(0.43%)
Portfolio turnover rate	3.6%[5]	13.3%	28.4%	43.0%	18.1%	30.1%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the year.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited)

April 30, 2020 (Unaudited)

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund.  The Corporation currently consists of the following series:  Perritt MicroCap Opportunities Fund (“MicroCap Fund”) and Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) (each, a “Fund,” and collectively, the “Funds”).  Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988.  As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation.  The Ultra MicroCap Fund commenced operations on August 30, 2004.  The MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $500 million at the time of the initial purchase. The Ultra MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $300 million at the time of the initial purchase. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Money Market Funds are valued at net asset value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor under procedures established by and under the supervision of the Board of Directors of the Funds.  The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

	b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the

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Notes to Financial Statements (Unaudited) (Continued)

Funds’ understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method.  Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.  Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Investment and shareholder transactions are recorded on the trade date.

d.
Each Fund is charged for those expenses that are directly attributable to it.  Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions, including reclassifying net operating loss, as determined annually in accordance with federal tax regulations which may differ from GAAP.  The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2019 by increasing paid-in capital by $2,370,921 and decreasing distributable earnings by $2,370,921. The Ultra MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2019 by decreasing paid-in capital by $37,401 and increasing distributable earnings by $37,401. These adjustments were due to the use of equalization. Each Fund may utilize earnings and profit distributed to shareholders on redemption of shares as part of the dividends paid deduction.

h.
As of and during the six months ended April 30, 2020, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations.  During the six months ended April 30, 2020, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2016.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2020:

Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$1,016,269	$—	$—	$1,016,269
Consumer Discretionary	4,754,434	—	—	4,754,434
Consumer Staples	1,130,430	—	—	1,130,430
Energy	1,232,088	—	—	1,232,088
Financial	6,307,697	—	—	6,307,697
Health Care	2,572,608	—	—	2,572,608
Industrials	18,838,114	—	—	18,838,114
Information Technology	12,460,957	—	—	12,460,957
Materials	5,722,847	—	—	5,722,847
Utilities	308,100	—	—	308,100
Total Common Stocks	54,343,543	—	—	54,343,543
Short-Term Investments	1,576,289	—	—	1,576,289
Total Investments
in Securities	$55,919,832	$—	$—	$55,919,832

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$187,376	$—	$—	$187,376
Consumer Discretionary	1,503,042	—	—	1,503,042
Consumer Staples	236,700	—	—	236,700
Energy	423,067	—	—	423,067
Financial	734,825	—	—	734,825
Health Care	1,358,522	—	—	1,358,522
Industrials	2,238,733	—	—	2,238,733
Information Technology	3,462,230	—	—	3,462,230
Materials	743,900	—	—	743,900
Real Estate Investment Trusts	101,215	—	—	101,215
Utilities	236,500	—	—	236,500
Total Common Stocks	11,226,109	—	—	11,226,109
Warrants
Health Care	—	—	—	—
Total Warrants	—	—	—	—
Short-Term Investments	718,127	—	—	718,127
Total Investments
in Securities	$11,944,236	$—	$—	$11,944,236

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

At the beginning and during the six months ended April 30, 2020, the MicroCap Fund and the Ultra MicroCap Fund did not hold any Level 3 securities.

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreements, the MicroCap Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million.  At April 30, 2020, the MicroCap Fund and Ultra MicroCap Fund had fees due to the Advisor of $41,430 and $11,134, respectively. For the six months ended April 30, 2020, the MicroCap Fund and Ultra MicroCap Fund had incurred advisory fees of $414,558 and $129,802, respectively.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors.  The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

The officers of the Funds are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds or the Advisor for serving their respective roles. The Funds pay the salary associated with the office of the Chief Compliance Officer. Such fees are included on the Statements of Operations within officer & directors’ fees & expenses.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents.  These fees are fees that the Funds are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided.  The fees paid to such intermediaries by the Funds are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount.  In determining the portion of the fees paid to the intermediaries that the Funds are obligated to pay, the Funds have used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable.  Based on this method, the Funds’ Board of Directors determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Funds if such intermediaries did not maintain the sub-account.  These amounts are included within shareholder servicing fees on the Statements of Operations.

5.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2020, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$7,992,453	$—	$37,982,108
Ultra MicroCap Fund	$—	$740,653	$—	$18,805,207

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Notes to Financial Statements (Unaudited) (Continued)

6.	Federal Income Tax Matters

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap
	Fund	Fund
Cost of investments for tax purposes	$83,610,223	$32,848,866
Gross tax unrealized appreciation	36,006,231	8,716,157
Gross tax unrealized depreciation	(11,718,420)	(7,373,683)
Net unrealized appreciation on investments	24,287,811	1,342,474
Distributable ordinary income	—	—
Distributable long-term capital gains	3,593,861	52,203
Other accumulated losses	(752,074)	(368,328)
Total accumulated earnings	$27,129,598	$1,026,349

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

At October 31, 2019, the following funds deferred, on a tax basis, late year ordinary losses of:

MicroCap Fund	$614,387
Ultra MicroCap Fund	$368,328

The MicroCap Fund has an indefinite capital loss carryover of $137,687 to utilize from the Perritt Low Priced Stock Fund merger. The MicroCap Fund utilized $93,876 in capital loss carryovers in the current year.

The tax composition of distributions paid during the periods ended October 31, 2019 and 2018 were as follows:

	Ordinary Income		Long-term Capital Gains
	2019	2018	2019	2018
MicroCap Fund	$4,228,890	$2,046,810	$13,909,309	$43,765,648
Ultra MicroCap Fund	407,328	—	3,846,297	7,255,839

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2019.

On November 22, 2019, the MicroCap Fund paid long-term capital gains distributions of $0.80330 per share and the Ultra MicroCap Fund paid long-term capital gains distributions of $0.02347 per share.

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale.  These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in

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Notes to Financial Statements (Unaudited) (Continued)

such registration, generally without cost to the Fund.  The Funds have no right to require registration of the unregistered securities they hold.  At April 30, 2020, the Funds did not hold any restricted securities.

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to uncommitted line of credit arrangements with U.S. Bank, N.A. with an expiration date of December 7, 2020, under which the MicroCap Fund may borrow up to $8,000,000 and the Ultra MicroCap Fund may borrow up to $6,000,000, subject to certain restrictions and covenants.  Interest is charged on borrowings at the prevailing Prime Rate which was 3.25% as of April 30, 2020.  The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management. For the six months ended April 30, 2020, the MicroCap Fund had average borrowings of $627,250 and the weighted average interest rate on the line of credit borrowings was 4.25%.  The Ultra MicroCap Fund had average borrowings of $467,000 and the weighted average interest rate on the line of credit borrowings was 4.00%.  On March 10, 2020, the MicroCap Fund had borrowings of $1,890,000 and from March 31 to April 1, 2020, the Ultra MicroCap Fund had borrowings of $1,440,000, which represent the largest borrowing amounts during the six months ended April 30, 2020. As of April 30, 2020, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the lines of credit.  Interest charged on the borrowings is recorded as other expense in the Statements of Operations.

10.	Redemption Fee

The Funds charge a 2.00% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

11.	Transactions with Affiliates

During the six months ended April 30, 2020, MicroCap Fund and Ultra MicroCap Fund did not hold any securities that were considered affiliated.

The Funds are permitted to purchase or sell securities from or to each other under specified conditions outlined in procedures adopted by the Board of Directors.  The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to the other Fund complies with Rule 17a-7 of the 1940 Act.  For the six months ended April 30, 2020, the MicroCap Fund and Ultra MicroCap Fund engaged in 11 and one securities transactions pursuant to Rule 17a-7 of the 1940 Act, respectively.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

12.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act.  As of April 30, 2020, the Funds had omnibus shareholder accounts of record that held more than 25% of the respective Fund, but these omnibus shareholders are not the beneficial owners of these shares and are not deemed to control the Funds. The beneficial owners of these shares are the clients of the omnibus shareholders. The funds know of no beneficial shareholder that own more than 5% of the outstanding shares of beneficial interest of a Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

13.	Reorganization

On February 22, 2019, the MicroCap Fund acquired all the net assets of the Perritt Low Priced Stock Fund (“Low Priced Fund”), pursuant to a Plan of Reorganization approved by the Fund’s Board of Directors on January 4, 2019. The purpose of the transaction was to combine two funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 212,171 shares of MicroCap Fund (valued at $5,427,888) for all 347,735 of the shares outstanding of the Low Priced Fund on February 22, 2019. For financial reporting purposes, assets received, and shares issued by MicroCap Fund were recorded at fair value; however, the cost basis of the investments received from Low Priced Fund was carried forward to align ongoing reporting of MicroCap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Low Priced Fund’s net assets at that date ($5,434,552), including $43,784 of unrealized appreciation, were combined with those of MicroCap Fund. The aggregate net assets of MicroCap Fund immediately before the acquisition were $154,960,783. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Low Priced Fund that have been included in MicroCap Fund’s Statement of Operations since February 22, 2019. All costs associated with the Plan of Reorganization were paid by the Adviser.

Assuming the acquisition had been completed on November 1, 2018, the beginning of the annual reporting period of the MicroCap Fund, MicroCap Fund’s pro forma results of operations for the period ended April 30, 2019, are as follows:

Net Investment Income	$(343,104)
Net realized gain on investments	7,234,905
Net increase in net assets resulting from operations	(7,824,599)

14.	Coronavirus (COVID-19) Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”)  has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Perritt Funds, Inc.

Expense Example (Unaudited)	April 30, 2020

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 – April 30, 2020).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  There is a $25 IRA distribution and transfer out fee, unless set up automatically.  Please see IRA Account Agreement for additional fees related to IRA accounts.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	April 30, 2020

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/19	4/30/20	11/1/19 – 4/30/20[1]
Actual
Perritt MicroCap Opportunities	$1,000.00	$749.80	$6.95
Perritt Ultra MicroCap Fund	$1,000.00	$818.10	$11.90

Hypothetical
Perritt MicroCap Opportunities	$1,000.00	$1,016.92	$8.01
Perritt Ultra MicroCap Fund	$1,000.00	$1,011.78	$13.17

[1]
Expenses are equal to the Fund’s annualized expense ratio of 1.55% for the MicroCap Opportunities Fund and 2.46% for the Ultra MicroCap Fund for the six-month period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited)

On December 6, 2019, the Board of Directors of Perritt Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreements for the Perritt MicroCap Opportunities Fund (the “MicroCap Fund”) and the Perritt Ultra MicroCap Fund (the “Ultra Fund”) (collectively the “Funds”, or the, “Fund”) with the investment advisor to the Funds, Perritt Capital Management, Inc. (the “Advisor”).  As part of the process of approving the continuation of the advisory agreements, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreements and the relevant factors for the Directors to consider, and the members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Directors”) met in executive session to discuss the approval of the advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Directors to assist them in their evaluation of the investment advisory agreements.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreements; comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Advisor’s profitability; information about brokerage commissions; comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Directors believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors, meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreements.  The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreements, the Directors and the Independent Directors in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Advisor.

•	A comparison of the fees and expenses of the Funds to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Advisor.

•	Whether economies of scale are recognized by the Funds.

•	The costs and profitability of the Funds to the Advisor.

•	The performance of the Funds.

•	The other benefits to the Advisor from serving as investment advisor to the Funds (in addition to the advisory fee).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

The material considerations and determinations of the Board of Directors, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors noted that the Advisor supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities, and that the Advisor employs a research intensive investment process.  They concluded that the Advisor dedicates significant resources to managing the investments of the Funds.

The Directors then discussed staffing at the Advisor and concluded that the Advisor is well staffed to conduct the research needed to meet the investment objectives of the Funds.

The Directors also considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to, the Funds by investment personnel of the Advisor.  In addition, the Directors considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Advisor, and the overall reputation and capabilities of the Advisor.  Based on this review, the Directors determined that the Advisor provides high quality services to the Funds.  The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor, and that the nature and extent of the services provided by the Advisor are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds.  Management reviewed with the Directors the comparison of the Funds’ expense ratios to other similar funds.  As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used by the Advisor to determine the mutual funds that make up the peer group for purposes of the materials.

Following review and discussion, the Board determined that the above median total expenses of the Funds appear to result from a low level of assets under management, which caused certain non-management expenses to be above average as compared to the peer group.  The Directors concluded that the Funds’ fees are reasonable given the asset sizes of the Funds, and they concluded that the Advisor is actively working to keep the fees down.

Comparison of Fee Structures of Other Accounts

The Directors then inquired of management regarding the distinction between the services performed by the Advisor for separate accounts and those performed by the Advisor for the Funds.  The Advisor noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts.  The Director determined that the following items, among others, support the fact that the services performed by the Advisor for the Funds require a higher level of service

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

and oversight than the services performed by the Advisor for separate accounts:

•	The Advisor provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•
With regard to the Funds, the Advisor attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

•	The Advisor coordinates with the Funds’ Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

•	Separate accounts do not require the same level of services and oversight, nor do they present the same compliance or litigation risk.

Following this discussion, the Directors concluded that the services performed by the Advisor for the Funds require a higher level of service and oversight than the services performed by the Advisor for separate accounts, and that the services performed by the Advisor for the Funds present a higher level of compliance and litigation risk to the Advisor.  Based on this determination, the Directors determined that the differential in advisory fees between the Funds and the separate accounts are reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients are reasonable.

Performance

The Directors reviewed the Advisor’s quality of investment management, management history and ability to successfully market the Funds.  They then discussed the performance of the Funds versus their indices and their peer group median.  They were pleased that the most recently reported performance of the MicroCap Fund, as contained in the Board Materials, shows the Fund’s performance ahead of the median.  The Directors then noted that the most recently reported performance of the Ultra Fund, as contained in the Board Materials, shows the Fund’s performance below the median.  So, they discussed the Ultra Fund’s performance with the Advisor, and the steps the Advisor is taking to improve the performance, and they concluded the Advisor is taking appropriate steps.  The Directors then noted that while recent performance has not been as good as desired, the Funds have generally performed well over the long term, particularly on a risk-adjusted basis.

Following their discussion, the Directors concluded that the performance of the Funds, adjusting for risk, has been satisfactory.  They continue to believe that the Advisor’s discipline should lead to favorable results in the long-term, and concluded that renewal of the existing advisory agreements was in the best interest of the Funds’ shareholders.

Costs and Profitability

The Director considered the cost of services provided and the profits realized by the Advisor, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds.  They also considered the Funds total expenses compared to peer group funds.  The Directors noted that the total expenses of

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

the MicroCap Fund are below the median, and concluded that this supports their belief that the total expenses of the Fund are reasonable.  On the other hand, they noted that the Ultra Fund’s total expenses are higher than the median, and discussed with the Advisor the reasons for the higher expenses.  The Directors concluded that the Ultra Fund’s low average assets under management contribute significantly to the Fund’s higher total expenses, and that the total expenses of the Fund remain within a reasonable range of its peers.

The Directors discussed in detail the profitability of the Advisor as it relates to the Funds, and they discussed the impact of the intermediary service fees on the profitability.  The Directors also considered the resources and revenues that the Advisor has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Advisor from its provision of services to the Funds is reasonable, and that the overall expense ratios and investment advisory fees were fair and within the range of industry averages.

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Funds.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Directors noted that many of the Funds’ expense are subject to diseconomies of scale.  For example, the intermediary service fees increase as the Funds’ assets grow.  Given the size of the Funds, the Directors determined that the Funds are not realizing economies of scale, and that the existing advisory fees are acceptable.

Fall-Out Benefits

The Directors then considered other benefits to the Advisor from serving as Advisor to the Funds (in addition to the advisory fee).  The Directors noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds.  The Directors determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  They concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

Conclusion

After reviewing the materials and management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreements.

The Directors noted that all of the factors above were considered by the Board as a whole, and separately by the Independent Directors meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the investment advisory agreements.

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The name, age, address, principal occupations during the past five years, and other information with respect to each of the Directors are set forth in the following tables, along with information for the officers of the Funds.

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Disinterested” Directors of the Funds

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	Perritt
Year of		successor	Estate Broker in the State	MicroCap
Birth: 1962	Portfolios in	elected	of Montana. She has been	Opportunities
300 South	Fund Complex		a partner and a principal	Fund, Inc.
Wacker Drive,	Overseen: 2	Director	owner of a real estate sales	(1994–2013)
Suite 600		since 2004	company, Bozeman Broker
Chicago, IL			Group, since 2004. She has
60606			been licensed in the state
of Montana since 1995.

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	Perritt
Year of		successor	with the law firm of Fergeson,	MicroCap
Birth: 1957	Portfolios in	elected	Skipper et. al. in Sarasota,	Opportunities
300 South	Fund Complex		Florida and has been	Fund, Inc.
Wacker Drive,	Overseen: 2	Director	employed with such firm	(1987–2013)
Suite 600		since 2004	since 1989.
Chicago, IL
60606

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

“Interested” Director of the Funds

Michael J.	President	One-year term	Mr. Corbett was President	Perritt
Corbett(1)		as President	of the Perritt MicroCap	MicroCap
Year of	Portfolios in		Opportunities Fund, Inc.	Opportunities
Birth: 1965	Fund Complex	As Director,	(1999–2013) and President	Fund, Inc.
300 South	Overseen: 2	indefinite,	of the Perritt Funds, Inc.	(2010–2013)
Wacker Drive,		until successor	since 2004. He has served
Suite 600		elected	as President of the Adviser
Chicago, IL			since 2010, and previously
60606		Director	served as Vice President of
		since 2010	the Adviser from 1997 until
2010. Mr. Corbett began his
		President	tenure with Perritt Capital
		since 2004	Management in 1990 as a
research analyst. He assumed
portfolio management
responsibilities in 1996 and
now serves as portfolio
manager for the Funds.
____________
(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Adviser.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Funds and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Funds Other Than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Year of	and Treasurer	Since 2012	President and Treasurer of
Birth: 1961			the Funds and Chief Financial
300 South			Officer of the Adviser since
Wacker Drive,			2012. He has over 25 years
Suite 600			of experience in corporate
Chicago, IL			accounting, administration,
60606			planning and business
development. His previous
experience includes tenures
at Ernst and Young and
CenturyLink
Communications.

Lynn E.	Vice President,	One-year term	Mrs. Burmeister has been	N/A
Burmeister	Chief		the Chief Compliance
Year of	Compliance	Chief	Officer since May 1, 2010,
Birth: 1959	Officer and	Compliance	and oversees all compliance
300 South	Secretary	Officer	matters for the Funds and the
Wacker Drive,		Since 2010	Adviser. She also coordinates
Suite 600			the administration of the
Chicago, IL		Secretary	Funds and is a liaison with
60606		Since 2015	the firm’s corporate counsel.
Mrs. Burmeister has worked
in the financial industry
since 1980. Her previous
experience includes work at
Harris Associates, Gofen &
Glossberg and Optimum
Investments.

Perritt Funds

The Statement of Additional Information (SAI) includes additional information about the Funds’ directors and is available, without charge, upon request, by calling 1-800-331-8936.

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (SEC) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at http://www.sec.gov

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial advisor.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and

•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bank Global Fund Services, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 600
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

For assistance with your existing account, call our
Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information
contain information about the Funds’ directors and are
available without charge upon request by calling
1-800-332-3133.

MicroCap Opportunities Fund – PRCGX

Ultra MicroCap Fund – PREOX

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund
and/or the Perritt Ultra MicroCap Fund.

300 S. Wacker Drive • Suite 600 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: info@PerrittCap.com
Web Site: www.perrittcap.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*    /s/Michael J. Corbett
Michael J. Corbett, President

Date    July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Michael J. Corbett
Michael J. Corbett, President

Date    July 2, 2020

By (Signature and Title)*    /s/Mark J. Buh
Mark J. Buh, Treasurer/Principal Financial Officer

Date    July 6, 2020

* Print the name and title of each signing officer under his or her signature.